UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2010
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2010, the Registrant’s subsidiary, Enserco Energy Inc. (“Enserco”), entered into a Third Amendment to Third Amended and Restated Credit Agreement effective as of May 7, 2010, by and among Enserco Energy Inc., as borrower, Fortis Capital Corp., Societe Generale, as an issuing bank, a bank and the syndication agent, BNP Paribas, as an issuing bank, a bank, successor administrative agent and collateral agent and the documentation agent, and each of the other financial institutions which are parties thereto.

The Third Amendment provides for a two-year $250 million committed stand-alone credit facility (the “New Facility”).  The New Facility includes a $100 million accordion feature which allows Enserco, with the consent of the administrative agent, to increase commitments by $100 million, up to $350 million.  The New Facility replaces the $300 million credit facility which expired on May 7, 2010.  Maximum borrowings under the New Facility are subject to a sublimit of $50 million.  Borrowings under the New Facility are available under a base rate option or a Eurodollar option.  Margins for base rate borrowings are 1.75% and for Eurodollar borrowings are 2.50%.  Enserco has received commitments on $226.5 million under the New Facility and has the right to receive commitments up to the $250 million current maximum line.  The New Facility is secured by all of Enserco’s assets and provides support for the purchase and sale of natural gas and crude oil.

The New Facility and the Press Release announcing the New Facility are filed as Exhibit 10 and Exhibit 99, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10
Third Amendment to Third Amended and Restated Credit Agreement effective May 7, 2010, among Enserco Energy Inc., the borrower, Fortis Capital Corp., Societe Generale, as an issuing bank, a bank and the syndication agent, BNP Paribas, as an issuing bank, a bank, successor administrative agent and collateral agent and the documentation agent, and each of the other financial institutions which are parties thereto.

99      Press Release dated May 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: May 13, 2010

Exhibit Index

Exhibit No.                                Description

10
Third Amendment to Third Amended and Restated Credit Agreement effective May 7, 2010, among Enserco Energy Inc., the borrower, Fortis Capital Corp., Societe Generale, as an issuing bank, a bank and the syndication agent, BNP Paribas, as an issuing bank, a bank, successor administrative agent and collateral agent and the documentation agent, and each of the other financial institutions which are parties thereto.

99	Press Release dated May 12, 2010.

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